UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2006

OPTi, Inc.

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

0-21422	77-0220697
(Commission File Number)	(IRS Employer Identification Number)

880 Maude Avenue, Suite A

Mountain View, California 94043

(Address of principal executive offices including zip code)

(650) 625-8787

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.	3
Item 8.01. Other Events.	3
SIGNATURES	4
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

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Item 1.01. Entry into a Material Definitive Agreement.

Settlement Agreement and Pre-Snoop License Agreement

In connection with the settlement of the patent infringement suit filed by OPTi Inc. (the “Company”) against nVidia Corporation, the Company entered into the Settlement Agreement by and between the Company and nVidia dated August 3, 2006 and the Pre-Snoop Patent License Agreement, by and between the Company and nVidia dated August 3, 2006.

The Settlement Agreement provides that in exchange for the Company agreeing to dismiss its lawsuit against nVidia and agreeing to enter into the License Agreement, nVidia will make payments of $10,000,000 to OPTi and $1,000,000 for a fully paid-up license on the Compact ISA-Bus Interface patents within 5 business days of the date of the agreement. The License Agreement provides that the Company shall receive quarterly royalty payments of $750,000 from nVidia, commencing in February, 2007 and continuing so long as nVidia continues to use the Company’s Predictive Snooping technology up to a maximum of 12 such payments in exchange for a license for future use of the Pre-Snoop patents. As an alternative to the quarterly royalty payments, at any time prior to or on January 31, 2008, nVidia can elect to pay OPTi a lump sum of $7 million less any quarterly royalty payments already paid.

The foregoing description is qualified by reference to the Settlement Agreement and the License Agreement attached hereto as Exhibits 99.1 and 99.2.

Item 8.01. Other Events

The Company issued a press release on August 4, 2006 attached as Exhibit 99.3 announcing the settlement of its patent infringement suit against nVidia and entry into the Settlement Agreement and the License Agreement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Settlement Agreement by and between OPTi Inc. and nVidia Corporation dated August 3, 2006

99.2	Pre-Snoop License Agreement by and between OPTi Inc. and nVidia Corporation dated August 3, 2006

99.3	OPTi, Inc. Press Release dated August 4th, 2006 announcing settlement of nVidia patent litigation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2006

OPTi, Inc.

By:	/s/ Michael Mazzoni
Michael Mazzoni
Chief Financial Officer

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EXHIBIT INDEX

99.1	Settlement Agreement by and between OPTi Inc. and nVidia Corporation dated August 3, 2006

99.2	Pre-Snoop License Agreement by and between OPTi Inc. and nVidia Corporation dated August 3, 2006

99.3	OPTi, Inc. Press Release dated August 4, 2006 announcing settlement of nVidia patent litigation

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